Miller Value Partners Leverage ETF Class (Ticker Symbol): MVPL Summary Prospectus January 28, 2025 www.millervaluefunds.com
Before you invest, you may want to review the Miller Value Partners Leverage ETF’s (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated January 28, 2025, are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.millervaluefunds.com. You can also get this information at no cost by calling 1-888-593-5110 or by sending an e-mail request to inquiries@millervaluefunds.com.
Important Information About the Fund
The Miller Value Partners Leverage ETF (the “Fund” or the “Leverage ETF”) will seek its investment objective by investing in either a leveraged position or unleveraged position as described under Principal Investment Strategies, below. When the Fund is in a leveraged position, the Fund invests in Leveraged ETFs (defined below) that seek daily leveraged exposure equal to 200% of the S&P 500® Index (the “S&P 500 Index”, or the “Index”). As a result, when the Fund is in a leveraged position, the Fund may be riskier than alternatives that do not use leverage because, the objective of the Leveraged ETFs in which the Fund invests is to magnify the daily performance of the Index. When the Fund is in a leveraged position, the return of the Fund for periods longer than a single day will be the result of the Leveraged ETFs’ return for each day compounded over the period. The Fund expects that it will be invested in a Leveraged ETF for periods greater than one day when the Advisor’s trading signals so indicate. As a result, the Fund will be subject to the risks of compounding that affect investments in Leveraged ETFs, and the Fund’s returns during such a period are consequently expected to differ from 200% of the daily return of the Leveraged ETF. For periods longer than a single day, the Fund will lose money if the Underlying ETF's performance is flat, and it is possible that the Fund will lose money even if the value of the Index rises. This effect can be magnified in volatile markets. Consequently, these investment vehicles may be extremely volatile and can potentially expose the Fund to complete loss of its investment. Longer holding periods, higher volatility of the Index, and leveraged exposure each increase the impact of compounding on an investor’s returns. During periods in which the Index experiences higher volatility, that volatility may affect the Leveraged ETFs’ returns, and the Fund’s return as a result, as much as or more than the return of the Index. Although the Fund, when in a leveraged position, invests in Leveraged ETFs that seek daily leveraged exposure equal to 200% of the Index, the Fund does not target a specific level of leverage over any period of time that is more than a single day. Rather, the Fund opportunistically uses leverage in seeking to achieve its objective of capital appreciation over a multi-year horizon.
Investors may check the Fund’s holdings on its website (www.millervaluefunds.com) on a daily basis to see whether the Fund is in a leveraged or unleveraged position.

Investment Objective
The Fund seeks capital appreciation over a multi-year horizon.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.88%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.51%
Total Annual Fund Operating Expenses	1.39%
(1) Acquired fund fees and expenses reflect the Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. “Total Annual Fund Operating Expenses” include 0.51% in acquired fund fees and expenses and, therefore, do not correlate to the Ratio to Average Net Assets - Net Expenses in the Fund’s Financial Highlights, which do not include acquired fund fees and expenses.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not include the brokerage commissions that investors may pay on their purchases and sales of Fund shares. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$142	$440	$761	$1,669

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period from February 28, 2024 (the Fund’s inception date) through September 30, 2024, the Fund’s portfolio turnover rate was 319% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an actively-managed exchanged-traded fund that seeks to achieve its investment objective by investing in ETFs that provide unleveraged or leveraged exposure to the S&P 500 Index, depending on trading signals from proprietary models used by the Fund’s investment advisor, Miller Value Partners, LLC, to implement the Fund’s investment strategy. When the Advisor’s trading signals indicate that the Fund should be in an unleveraged (or “leverage off”) position, the Fund will invest its assets in an ETF that seeks to track the performance of the Index (“Unleveraged ETF”). Currently, the Unleveraged ETF the Fund intends to invest in when in an unleveraged position is SPDR S&P 500 ETF (ticker: SPY). When the Advisor’s trading signals indicate that the Fund should be in a leveraged (or “leverage on”) position, the Fund will invest its assets in an ETF that seeks investment results that correspond to two times the performance of the Index on a daily basis (“Leveraged ETF”). Currently, the Leveraged ETFs the Fund intends to invest in when in a leveraged position include the ProShares Ultra S&P 500 ETF (ticker: SSO) and/or Direxion Daily S&P 500 Bull 2X Shares (ticker: SPUU). An Unleveraged ETF or a Leveraged ETF may also be referred to herein as an “Underlying ETF.”
The Advisor's proprietary models provide daily trading signals based on certain technical data for the Index (e.g., price changes, valuation metrics, and volatility measures, among others discussed below) to determine whether to implement the Fund’s investment strategy in a leveraged or unleveraged position on a daily basis. The Fund will seek to capitalize on the Index's propensity to increase in value over long time horizons by opportunistically timing the use of leverage when the trading signals indicate conditions are favorable for the Fund to be in a leverage on position. Such opportunistic use of leverage (as contrasted with an investment that is continuously in a leverage on position) should help to minimize the probability that decreases or volatility in the value of the Index will cause permanent loss of capital. The Index is a float-adjusted, market-capitalization weighted index that includes the stocks of the 500 leading U.S.-listed large-cap issuers. The Index is constructed by S&P Dow Jones Indices LLC. It is not possible to invest in the Index directly. As of December 31, 2024, the Index consisted of 500 constituents and was concentrated in the information technology sector. The Index is rebalanced quarterly. The Fund will be concentrated in an industry or group of industries to the extent the Index is concentrated in an industry or group of industries.
To gain unleveraged exposure to the Index, the Fund expects to hold a single Unleveraged ETF that invests in the common stocks of the issuers that comprise the Index substantially weighted to correspond to the Index weightings. When the Fund is in a leveraged position, the Fund expects to invest in a single Leveraged ETF. Leveraged ETFs seek to provide investment results that enhance the performance of the index or other benchmark that they track for a single day and rely, often extensively, on derivatives to achieve their objectives. The Leveraged ETF seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the Index for a single day by investing in a combination of common stocks of securities that comprise the Index and derivatives, including swaps and futures contracts. Although the Fund, when in a leveraged position, invests in Leveraged ETFs that seek daily leveraged exposure equal to 200% of the Index, the Fund does not target a specific level of leverage over any period of time that is more than a single day. Rather, the Fund opportunistically uses leverage in seeking to achieve its objective of capital appreciation over a multi-year horizon.
The Fund expects that it will be invested in a Leveraged ETF for periods greater than one day when the Advisor’s trading signals so indicate. As a result, the Fund will be subject to the risks of compounding that affect investments in Leveraged ETFs, and the Fund’s returns during such a period are consequently expected to differ in amount, and possibly even direction, from the Leveraged ETF’s stated multiple (2x) times the return of the Index for the same period.
Although, the Fund expects to hold a single Underlying ETF to achieve its leveraged or unleveraged position, the Fund may invest in more than one Underlying ETF, if, in the Advisor’s opinion, such combination will better achieve the Fund’s investment objective, based on the Advisor’s assessment of the Underlying ETFs’ exposure to the Index, fees and liquidity. However, the Fund will invest in only Unleveraged ETFs or only Leveraged ETFs at any given time depending on the leverage signal; the Fund will not invest in a combination of Unleveraged and Leveraged ETFs at any time.
The Advisor will use an adaptive, data-driven approach in constructing the models that generate the trading signal that determines whether the Fund will be in a leveraged or unleveraged position. Data factors considered may include Index price levels, price changes, valuation metrics, correlations, interest rates, volatility measures, and other observable market data the Advisor identifies as important inputs to the proprietary models generating the leveraged or unleveraged trading signals. The Advisor may consider additional factors as the environment changes or as additional data emerge. The Advisor may also select certain factors over others, potentially exclusively, depending on market conditions or if the Advisor believes that including or excluding certain factors would result in a higher risk-adjusted rate of return over a multi-year holding period. When the Advisor’s trading signals dictate, the Fund will be in a leveraged position to maximize returns.
The Advisor will determine whether to adjust the Fund’s portfolio from a leverage off position to a leverage on position or vice versa at the close of each trading day consistent with the Advisor’s trading signals. Once the Fund is in an unleveraged or leveraged position it will maintain its investment in the Unleveraged ETF or Leveraged ETF, respectively, until the signal indicates a change to the opposite position. The Fund may engage in frequent and active trading a result of its investment strategies. Investors may check the Fund’s portfolio holdings posted on its website (www.millervaluefunds.com) to see whether the Fund is in a leveraged or unleveraged position for the current day.
Principal Risks
As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The principal risks affecting shareholders’ investments in the Fund are set forth below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds.”
Leverage Risk. During periods when the Fund is in a leveraged position, the Fund obtains investment exposure in excess of its net assets by utilizing leverage (through investment in one or more Leveraged ETFs) and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. During such periods, an investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. Assuming that a Leveraged ETF is meeting its investment objective, an investment by the Fund in the

Leveraged ETF should decline in value by 2% for every 1% daily decline in the value of the Index, not including the costs of financing leverage and other operating expenses of the Leveraged ETF, which would further reduce its value. The Fund could theoretically lose an amount equal to its net assets in the event the Fund has invested all of its net assets in a Leveraged ETF and the value of the Index declines more than 50% in a single trading day (i.e., 100% loss). When the Advisor’s leverage signal is on, the market still may decline, in which case, the Fund could incur substantial losses. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
Leveraged ETF Risk. During periods when the Fund is in a leveraged position, the Fund invests in one or more Leveraged ETFs. The Leveraged ETFs in which the Fund invests seek investment results that correspond to two times the performance of the Index on a daily basis and rely, often extensively, on derivatives to achieve their objectives. Thus, the Fund will be indirectly exposed to derivatives risk through its investments in these Leveraged ETFs. Further, investments in Leveraged ETFs are subject to the risk that the performance of the ETF will not correlate with the underlying index as intended. The Fund invests in Leveraged ETFs that “reset” daily, meaning that they are designed to achieve their stated objectives on a daily basis.
Leveraged ETFs have a single day investment objective, and the performance of a Leveraged ETF for any other period is the result of its return for each day compounded over the period. The performance of a Leveraged ETF for periods longer than a single day will very likely differ in amount, and possibly even direction, from 200% of the daily return of the Leveraged ETF’s underlying index (i.e., the S&P 500 Index) for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a Leveraged ETF. This effect becomes more pronounced the longer a Leveraged ETF is held as an investment and/or as the volatility of the Leveraged ETF’s underlying index increases. Due to the effect of compounding, a Leveraged ETF’s performance over longer periods of time can differ significantly from the performance of its underlying index or benchmark during the same period of time. The Fund expects that it may be invested in a Leveraged ETF for periods greater than one day when the Advisor’s trading signals so indicate. As a result, the Fund will be subject to the risks of compounding that affect investments in Leveraged ETFs, and the Fund’s returns during such a period are consequently expected to differ from 200% of the daily return of the Leveraged ETF. For periods longer than a single day, the Fund will lose money if the Underlying ETF's performance is flat, and it is possible that the Fund will lose money even if the value of the Index rises. This effect can be magnified in volatile markets. Consequently, these investment vehicles may be extremely volatile and can potentially expose the Fund to complete loss of its investment. Leveraged ETFs are also subject to the risks presented by traditional ETFs (see “ETF Risks” above).
Compounding Risk. The Fund’s investments in Leveraged ETFs are subject to compounding risk. Compounding affects all investments but has a more significant impact on Leveraged ETFs because they are leveraged and rebalance daily. For a Leveraged ETF, if adverse daily performance of the index or other benchmark that it tracks reduces the amount of a Leveraged ETF shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the index or other benchmark that the Leveraged ETF tracks increase the amount of a Leveraged ETF shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the Leveraged ETF shareholder’s investment has increased. The effect of compounding becomes more pronounced as the volatility of the relevant index or other benchmark that the Leveraged ETF tracks and the Fund’s holding period increase. Compounding will impact the Fund differently depending on the length of the period that the Fund invests in a Leveraged ETF and the volatility of the target index or other benchmark that the Leveraged ETF tracks during the period of the Fund’s investment.
The chart below provides examples of how equity market volatility could affect the Fund’s performance when the Fund is in a leveraged position. The chart assumes that the Fund is in a leveraged position and held a single Leveraged ETF for the entire period. The chart illustrates the impact of two factors that would affect the Fund’s performance in that case (which would mirror the performance of the Leveraged ETF) – volatility of the Index and returns of the Index. Index returns show the percentage change in the value of the Index over the specified time period, while Index volatility is a statistical measure of the magnitude of fluctuations in the returns during that time period. As illustrated below, even if the Index’s return over two equal time periods is identical, different equity market volatility (i.e., fluctuations in the rates of return) during the two time periods could result in drastically different performance for the Leveraged ETF (and therefore, drastically different Fund performance) for the two time periods because of the effects of compounding daily returns during the time periods.
Fund performance when the Fund is in a leveraged position for periods greater than one single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to portfolio securities held by the Leveraged ETF. The chart below shows estimated Leveraged ETF returns for several combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the portfolio securities included in the Index; (ii) there were no Leveraged ETF expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Leveraged ETF expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher equity market volatility, compounding will cause results for periods longer than a trading day to vary from two times (2X) the performance of the Index.
As shown in the chart below, if the Fund held a single Leveraged ETF (and remained in a leveraged position) for a full year, the Fund would be expected to lose -6.1% if the Index provided no return over the one-year period during which the Index experienced annualized volatility of 25%. If the Index’s annualized volatility were to rise to 75%, the hypothetical loss for a one-year period widens to approximately -43.0%. At higher rates of volatility, there is a chance of a significant loss of value in the Leveraged ETF held by the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Leveraged ETF would be expected to lose -63.2% of its value, even if the cumulative Index return for the year was 0%. The volatility of exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.
Areas shaded dark gray represent those scenarios where the Leveraged ETF held by the Fund can be expected to return less than two times (2X) the performance of the Index and those shaded light gray represent those scenarios where the Leveraged ETF can be expected to return more than two times (2X) the performance of the Index. The Leveraged ETF’s actual returns may be significantly better or worse than the returns shown below because of any of the factors discussed above or in “Correlation Risk,” below.

One Year	200% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Correlation Risk. A number of factors may affect a Leveraged ETF’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that a Leveraged ETF will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent a Leveraged ETF from achieving its investment objective, and the percentage change of the Leveraged ETF’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from 200% of the percentage change of the Index on such day.
In order to achieve a high degree of correlation with the Index, a Leveraged ETF seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or over-exposed to the Index may prevent a Leveraged ETF from achieving a high degree of correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Leveraged ETF invests, and other factors will adversely affect a Leveraged ETF’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by Index movements, including intraday movements. Because of this, it is unlikely that a Leveraged ETF will have perfect 200% exposure during the day or at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.
A number of other factors may also adversely affect a Leveraged ETF’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Leveraged ETF invests. A Leveraged ETF may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Leveraged ETF’s correlation with the Index. A Leveraged ETF may also be subject to large movements of assets into and out of the Leveraged ETF, potentially resulting in the Leveraged ETF being under- or overexposed to the Index. Additionally, a Leveraged ETF’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Leveraged ETF, which may cause a difference between the changes in the daily performance of the Leveraged ETF and changes in the performance of the Index. Any of these factors could decrease correlation between the performance of a Leveraged ETF and the Index and may hinder the Leveraged ETF’s ability to meet its daily investment objective on or around that day.
Rebalancing Risk. If for any reason a Leveraged ETF is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Leveraged ETF’s investment exposure may not be consistent with the Leveraged ETF’s investment objective. In these instances, the Leveraged ETF may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, a Leveraged ETF may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective, leading to significantly greater losses or reduced gains.
Underlying ETF Investment Risk. When the Fund invests in an Underlying ETF, it will bear additional expenses based on its pro rata share of the Underlying ETF’s operating expenses, including its management fees. The risk of owning an Underlying ETF generally reflects the risks of owning the underlying securities that the Underlying ETF holds as well as the risks associated with the structure and operation of an ETF described below. The Fund also will incur brokerage costs when it purchases Underlying ETFs. The shares of an Underlying ETF trade on an exchange and may trade below their NAV or at a discount, which may adversely affect the Fund’s performance.
Equity Securities Risk. The securities markets are volatile and the market prices of equity securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The value of a particular security may decline due to factors that affect a particular industry or industries, such as an increase in production costs, competitive conditions or labor shortages; or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.
Large Capitalization Company Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
Sector Risk. To the extent Index invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. Through its investments in Underlying ETFs, the Fund's exposure to a sector will mirror that of the Index.
Information Technology Sector Risk. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Derivatives Risk. The Fund is indirectly exposed to derivatives risk through its investments in Leveraged ETFs. Derivatives are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including ETFs), interest rates or indexes. Leveraged ETFs invest in derivatives (for Leveraged ETF, primarily swaps and futures contracts) as a substitute for investing directly in securities in order to seek returns for a single day that are leveraged (2x) to the returns of the Index for that day. Investing in derivatives may be considered aggressive and may expose a Leveraged ETF to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When a Leveraged ETF uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the Index) and the derivative, which may prevent the Leveraged ETF from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Leveraged ETF to losses in excess of those amounts initially invested. The Leveraged ETF may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent a Leveraged ETF invests in swaps that use an ETF as the reference asset, the Leveraged ETF may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the

Leveraged ETF only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Leveraged ETF’s net assets, the terms of a swap agreement between the Leveraged ETF and its counterparty may permit the counterparty to immediately close out the transaction with the Leveraged ETF. In that event, the Leveraged ETF may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Leveraged ETF’s investment objective. This, in turn, may prevent the Leveraged ETF from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in a Leveraged ETF may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering a Leveraged ETF’s return.
Counterparty Risk. Investing in derivatives involves entering into contracts with third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. A Leveraged ETF will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Leveraged ETF. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Leveraged ETF is insufficient or there are delays in the Leveraged ETF’s ability to access such collateral, the value of an investment in the Leveraged ETF may decline.
Swap Agreements. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether a Leveraged ETF will be successful in using swap agreements to achieve its investment goal depends on the ability of its investment advisor to structure such swap agreements in accordance with the Leveraged ETF’s investment objective and to identify counterparties for those swap agreements. If the investment advisor is unable to enter into swap agreements that provide leveraged exposure to the Index, the Leveraged ETF may not meet its stated investment objective. The swap agreements in which the Leveraged ETFs invest are generally traded in the over-the-counter market, which generally has less transparency than exchange-traded derivatives instruments. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities. If the Index has a dramatic move that causes a material decline in the Leveraged ETF’s net assets, the terms of a swap agreement between the Leveraged ETF and its counterparty may permit the counterparty to immediately close out the swap transaction with the Leveraged ETF. In that event, the Leveraged ETF may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Leveraged ETF’s investment objective.
Futures Contracts. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Leveraged ETF to make daily cash payments to maintain its required margin, particularly at times when the Leveraged ETF may have insufficient cash; and (vi) unfavorable execution prices from rapid selling.
Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Advisor’s success or failure to implement investment strategies for the Fund. If the Advisor’s signals indicate a leveraged position, the market may still decline, and the Fund will underperform the index. The Fund may miss opportunities to leverage its exposure when the market is rising and conversely may be in a leveraged position when markets are declining. If the leverage signal triggers, but the market nevertheless declines, then the Fund may experience losses attributable to being leveraged during a market decline.
Market Risk. Financial market risks affect the value of individual instruments in which the Fund invests. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.Factors such as economic growth and market conditions, interest rate levels, and political events affect the markets. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors (for example, a global pandemic such as COVID-19, the large expansion of government deficits and debt , military conflicts, inflation, and/or recessions). These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
In the past several years, financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.
ETF Risks.
Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent that (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform such functions, Fund shares may trade at a material discount to NAV, the bid-ask spread could widen, and shares could face trading halts and/or delisting.
Costs of Buying or Selling Shares. Due to the costs of buying or selling Fund shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Fund shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.
Shares May Trade at Prices Other Than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Fund shares will approximate the Fund’s NAV, there may be times when the market price of Fund shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Fund shares or during periods of market volatility. If an investor buys Fund shares when the shares’ market price is at a premium, the investor may pay more than the shares’ underlying value. If an investor sells Fund shares when the shares’ market price is at a discount, the investor may receive less than the shares’ underlying value. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Fund shares in the secondary market, in which case such premiums or discounts may be significant.
Trading. Although Fund shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market will be maintained for Fund shares or that Fund shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Fund shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund shares and could lead to differences between the market price of the Fund’s shares and the underlying value of those shares. These conditions could cause the Fund’s shares to trade at a material discount to NAV and the bid-ask spread to widen.
In addition, because the Fund invests in Underlying ETFs, the Fund is subject to the same risks as those Underlying ETFs.
Portfolio Turnover Risk. The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.
Trading Halt Risk. Although shares of the Underlying ETFs are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. A halt in trading of shares in an Underlying ETF may, in turn, result in a halt in the trading in the Fund’s shares. Trading in an Underlying ETF on the exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in an Underlying ETF’s shares inadvisable. In addition, trading in an Underlying ETF’s shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange “circuit breaker” rules.
Limited Operating History Risk. The Fund is recently organized and has a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.
Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and Financial Intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Performance Information
The Fund is new and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Updated performance information is available on the Fund’s website,www.millervaluefunds.com.
Management
Investment Advisor:     Miller Value Partners, LLC
Sub-Advisor:        Exchange Traded Concepts, LLC (the “Sub-Advisor”)
Portfolio Manager:     Bill Miller IV, CFA has served as portfolio manager of the Fund since its inception in
February 2024.
Purchase and Sale of Fund Shares
Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the Exchange. The price of the Fund’s shares is based on market price and, because exchange-traded fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). The Fund issues and redeems shares on a continuous basis, at NAV, only in blocks of shares called Creation Units, principally in-kind, and only Authorized Participants (typically, broker-dealers) may purchase or redeem Creation Units. When buying or selling the Fund’s shares on the Exchange, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.millervaluefunds.com.
Tax Information
The distributions made by the Fund are taxable, and will be taxed as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to federal income tax. You should consult your tax advisor about your specific tax situation.
Financial Intermediary Compensation
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Advisor or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit the Intermediary’s website for more information.